UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported):   February 13, 2006

James River Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51480 (Commission File Number)	05-0539572 (I.R.S. Employer Identification No.)

1414 Raleigh Road, Suite 415
Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(919) 883-4171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective February 13, 2006, the Board of Directors of James River Group, Inc. (the “Company”) approved the payment of cash bonus awards to certain of the Company’s named executive officers (determined by reference to the Company’s registration statement on Form S-1, as amended) for performance with respect to the year ended December 31, 2005. The following awards have been approved:

Name and Position	Bonus
J. Adam Abram, President and Chief Executive Officer	$0
Michael T. Oakes, Executive Vice President and Chief Financial Officer	$0
Michael E. Crow, Sr. Vice President – Finance; Chief Accounting Officer	$135,000
Michael P. Kehoe, President and Chief Executive Officer – James River Management Company, Inc.	$0
C. Kenneth Mitchell, President and Chief Executive Officer – Stonewood Insurance Management Company, Inc.	$45,000 (1)

(1)  This bonus will be paid in two installments of which two-thirds will be paid in the first fiscal quarter of 2006. Any unpaid portion of Mr. Mitchell’s bonus will be forfeited should Mr. Mitchell not remain with the Company until the second portion of the bonus is paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

James River Group, Inc.
(Registrant)
Date: February 16, 2006	By:	/s/ Michael T. Oakes
Name: Michael T. Oakes
Title: Executive Vice President and Chief
Financial Officer

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